UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

Attitude Drinks Incorporated

(Exact name of registrant as specified in its charter)

Delaware	(000-52904)	65-0109088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

712 U.S. Highway 1, Suite 200, North Palm Beach, Florida 33408

(Address of principal executive offices) (Zip Code)

Telephone number: (561) 227-2727

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2015, Attitude Drinks Incorporated (the “Company”) filed a Corrected Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to correct a Restated Certificate of Incorporation that was filed on November 2, 2007 and erroneously omitted the rights, preferences and terms of the Series A Preferred Stock. The Company corrected the Certificate in order to include the Certificate of Designations, Powers Preferences and Rights of the Series A Preferred Stock of the Company. The State of Delaware processed and authenticated the Corrected Restated of Certificate of Incorporation on August 10, 2015.

The foregoing summary of the Corrected Restated of Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Corrected Restated Certificate of Incorporation , a copy of which is filed as an Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 31, 2015, the Company amended its Certificate of Designations, Powers, Preferences and Rights of its Series A Convertible Preferred Stock to provide that out of the Company’s Twenty Million (20,000,000) shares of $.00001 par value authorized preferred stock (the “Preferred Stock”), Fourteen Million Nine Hundred Ninety Nine Thousand and Nine Hundred Forty Nine (14,999,949) shares shall be designated as shares of “Series A,” and Fifty-One (51) shares shall be designated as shares of “Series A-1.” The State of Delaware processed and authenticated the Certificate of Designations, Powers, Preferences and Rights of Series A-1 Convertible Preferred Stock on August 10, 2015.

The foregoing summary of the Certificate of Designations, Powers, Preferences and Rights of Series A-1 Convertible Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 31, 2015, the Company filed a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock with the State of Delaware to provide that out of the Twenty Million (20,000,000) authorized shares of the Company’s Preferred Stock, 100,000 shares shall be designated as “Series C Convertible Preferred Stock.” The State of Delaware processed and authenticated the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock on August 10, 2015.

The foregoing summary of the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as an Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

3.1	Corrected Restated Certificate of Incorporation of Attitude Drinks Incorporated
3.2	Certificate of Amendment to the Certificate of Designations, Powers, Preferences and Rights of Series A Convertible Preferred Stock of Attitude Drinks Incorporated
3.3	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Attitude Drinks Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2015

ATTITUDE DRINKS INCORPORATED

By: /s/ Roy G. Warren

Name: Roy G. Warren

Title: Chief Executive Officer